UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K/A
(Amendment No. 1)
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): March 12, 2010
Stanley Black & Decker, Inc.
     (Exact name of registrant as specified in its charter)

Connecticut	1-5244	06-0548860

(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1000 Stanley Drive, New Britain, Connecticut	06053

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (860) 225-5111
Not Applicable
     Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE
As previously reported under Item 2.01 of the Current Report on Form 8-K filed by Stanley Black & Decker, Inc. (formerly known as The Stanley Works) on March 12, 2010 (the “Original 8-K”), pursuant to the terms and conditions of the Agreement and Plan of Merger, dated as of November 2, 2009, among The Stanley Works (“Stanley”), The Black & Decker Corporation (“Black & Decker”) and Blue Jay Acquisition Corp., a wholly owned subsidiary of Stanley, was merged with and into Black & Decker, with Black & Decker continuing as the surviving corporation and as a wholly owned subsidiary of Stanley (the “Merger”). The consolidated entity resulting from the Merger is herein referred to as “Stanley Black & Decker, Inc.” or the “Company”.
This Current Report on Form 8-K/A amends Item 9.01(b) of the Original 8-K by providing the pro forma financial information under Item 9.01(b), which financial statements and information were not included in the Original 8-K . The historical audited consolidated financial statements of The Black & Decker Corporation and its subsidiaries required by this item were included in the Original 8-K.
Item 9.01 Financial Statements and Exhibits.
(b) Pro Forma Financial Information
The unaudited pro forma condensed combined financial information of The Stanley Works and The Black & Decker Corporation as of and for the fiscal year ended January 2, 2010, as required by Item 9.01(b), are filed as Exhibit 99.1 to this amendment and incorporated herein by reference.
CAUTIONARY STATEMENTS
Under the Private Securities Litigation Reform Act of 1995
Statements in this Current Report on Form 8-K/A (including any exhibits hereto) that are not historical are “forward looking statements”. In this context, forward-looking statements often address the Company’s expected future business and financial performance and financial condition, and often contain words such as “expect,” “anticipate,” “intend,” “plan,” “believe,” “seek,” “see,” or “will.” Forward-looking statements by their nature address matters that are, to different degrees, uncertain and subject to risk and uncertainty. The Company’s ability to deliver the results contained in such “forward looking statements” is based on current expectations and involves inherent risks and uncertainties and other factors that could delay, divert, or change any of them, and could cause actual outcomes and results to differ materially from current expectations. In addition to the risks, uncertainties and other factors that may be discussed in this Current Report (including in any exhibits hereto), the risks, uncertainties and other factors that could cause or contribute to actual results differing materially from those expressed or implied in the forward looking statements include, without limitation, those set forth under Item 1A Risk Factors of Stanley’s 2009 Annual Report on Form 10-K and in Black & Decker’s 2009 Annual Report on Form 10-K, the Company’s Quarterly Report on Form 10-Q for the Quarter ended April 3, 2010, and any material changes thereto set forth in any subsequent Quarterly Reports on Form 10-Q, factors set forth in the sections of Stanley’s Annual Report on Form 10-K and Quarterly Reports on Form 10-Q entitled “CAUTIONARY STATEMENTS Under the Private Securities Litigation Reform Act of 1995”, and those contained in the Company’s other filings with the Securities and Exchange Commission available at the SEC’s Internet site (http://www.sec.gov).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Stanley Black & Decker, Inc.
May 27, 2010	By:	/s/ Donald Allan, Jr.
		Name:	Donald Allan, Jr.
		Title:	Senior Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.	Description
99.1	The unaudited pro forma condensed combined financial information of The Stanley Works and The Black & Decker Corporation as of and for the fiscal year ended January 2, 2010.

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